UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2020

Nexstar Media Group, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-50478	23-3083125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 E. John Carpenter Freeway, Suite 700, Irving, Texas		75062
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 373-8800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	NXST	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.  Regulation FD Disclosure.

Nexstar Media Group, Inc. (the “Company” or “Nexstar”) is filing this Current Report on Form 8-K in connection with the updated analysis and vote recommendations published by Institutional Shareholder Services Inc. (“ISS”) in its Proxy Alert report (the “Proxy Alert report”) on May 20, 2020. The ISS’ Proxy Alert report now recommends that Nexstar stockholders vote “FOR” all of the following proposals included in Nexstar’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 29, 2020 and furnished on or about May 4, 2020 to the Company’s stockholders of record as of April 22, 2020:

•	Proposal 1 – The election of Dennis A. Miller, John R. Muse and I. Martin Pompadur as Class II Directors for a term of three years beginning on the Annual Meeting of Stockholders on June 3, 2020.
•	Proposal 2 – The ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020.
•	Proposal 3 – The approval, by advisory vote, of the Company’s compensation for its named executive officers.

Previously, ISS did not support (i) the election of Dennis A. Miller, who is a member of the Company’s Compensation Committee, as a Class II Director and (ii) the advisory vote on compensation of the Company’s named executive officers.  On May 18, 2020, Nexstar filed a Current Report on Form 8-K announcing that the Company’s Compensation Committee has committed to subsequently no longer approve employment agreements contractually requiring annual salary increases or specific pay levels for guaranteed payment of any element of variable compensation for multiple years of a contractual period.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXSTAR MEDIA GROUP, INC.

	By:	/s/ Thomas E. Carter
Date: May 20, 2020	Name:	Thomas E. Carter
	Title:	Chief Financial Officer
(Principal Financial Officer)

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